UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2012 (September 25, 2012)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 25, 2012, Alnylam Pharmaceuticals, Inc. (the “Company”) filed a complaint in the Federal Court of Canada against Tekmira Pharmaceuticals Corporation (“Tekmira”) for patent infringement arising from Tekmira’s activities providing lipid nanoparticle-formulated small interfering RNA (“siRNA”) molecules to a pharmaceutical collaborator, as well as Tekmira’s own target research and validation activities. As described in the complaint, Tekmira has allegedly infringed the issued patent, CA Patent No. 2,359,180, related to siRNA technology.

The Company is seeking judgment that Tekmira has infringed the patent at issue, a permanent injunction enjoining the infringing activities, damages, and costs and expenses, including attorneys’ fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: September 26, 2012	By:	/s/ Michael P. Mason
Michael P. Mason Vice President, Finance and Treasurer